Exhibit 10.10(b)

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

December 6, 2013

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended And Restated Credit Agreement (this “First Amendment”), dated as of December 6, 2013 (the “First Amendment Effective Date”), is among Atlas Resource Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this First Amendment to (i) amend certain terms of the Credit Agreement as more specifically set forth herein and (ii) establish a Borrowing Base of $735,000,000, in each case, to be effective on the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 6, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders signatory thereto.

2.2 Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3 Amendment to Section 9.01(a) of the Credit Agreement. Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Ratio of Total Funded Debt to EBITDA. The Borrower will not permit, as of the last day of any Rolling Period ending on or after the Effective Date, the ratio of Total Funded Debt as of such day to EBITDA (or, in the case of the Rolling Periods ending on or before December 31, 2013, Annualized EBITDA) for the Rolling Period ending on such day to be greater than (i) as of the last day of the Rolling Periods ending on December 31,2013, March 31,2014 and June 30, 2014, 4.50 to 1.0, (ii) as of the last day of the Rolling Period ending on September 30, 2014, 4.25 to 1.0, and (iii) as of the last day of each Rolling Period ending thereafter, 4.00 to 1.0.

Section 3. Borrowing Base Decrease. Pursuant to Section 2.07 of the Credit Agreement, and upon receipt by the Administrative Agent of duly executed counterparts of this First Amendment from the Loan Parties and the Super Majority Lenders, the Borrowing Base shall be decreased from $835,000,000 to $735,000,000 effective as of the First Amendment Effective Date, and shall remain at $735,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby. The Loan Parties, the Administrative Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 3 shall be considered and deemed to be the Scheduled Redetermination scheduled for on or about November 1, 2013.

Section 4. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the following:

4.1 The Administrative Agent shall have received duly executed counterparts of this First Amendment from the Loan Parties and the Super Majority Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date including, without limitation, an amendment fee for the benefit of each of the Lenders that has delivered an executed counterpart of this First Amendment on or prior to the First Amendment Effective Date in an amount for each such Lender equal to ten basis points (0.10%) on the amount of each such Lender’s Applicable Percentage of the Borrowing Base (after giving effect to the redetermination of the Borrowing Base as set forth in Section 3 hereof).

4.3 Immediately before and after giving effect to this First Amendment (including, without limitation, the Borrowing Base decrease pursuant to Section 3 hereof), no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this First Amendment (including, without limitation, the Borrowing Base decrease pursuant to Section 3 hereof), no Default, Event of Default or Borrowing Base Deficiency exists.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5 Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.
	By:	Atlas Resource Partners GP, LLC, its general partner
	By:	/s/ Sean McGrath
	Name:	Sean McGrath
	Title:	Chief Financial Officer

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company
ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company
ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company
ATLAS ENERGY OHIO, LLC, an Ohio limited liability company
ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company
ATLAS NOBLE, LLC, a Delaware limited liability company
ATLAS RESOURCES, LLC, a Pennsylvania limited liability company
REI-NY, LLC, a Delaware limited liability company
RESOURCE ENERGY, LLC, a Delaware limited liability company
RESOURCE WELL SERVICES, LLC, a Delaware limited liability company
VIKING RESOURCES, LLC, a Pennsylvania limited liability company
ARP BARNETT, LLC, a Delaware limited liability company
ARP OKLAHOMA, LLC, an Oklahoma limited liability company
ARP BARNETT PIPELINE, LLC, a Delaware limited liability company
ATLAS BARNETT, LLC, a Texas limited liability company
ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company
By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank
By:	/s/ Jason M. Hicks
Jason M. Hicks, Managing Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITlBANK, N.A., as a Lender and an Issuing Bank
By:	/s/ John Miller
Name:	John Miller
Title:	Vice-President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Bank
By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender
By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Mark Lumpkin. Jr
Name:	Mark Lumpkin. Jr
Title:	Authorized Signatory

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender
By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender
By:	/s/ Steven Taylor
Name:	Steven Taylor
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Executive Director
By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Managing Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

lNG CAPITAL LLC, as a Lender
By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON BANK, as a Lender
By:	/s/ Margaret [Illegible]
Name:	Margaret [Illegible]
Title:	VP

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ Parul June
Name:	Parul June
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender
By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Senior Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ David B. Mitchell
Name:	David B. Mitchell
Title:	Executive Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BARCLAYS BANK PLC, as a Lender
By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ONEWEST BANK, FSB, as a Lender
By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

SIGNATURE PAGE To FIRST AMENDMENT To SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.